SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  May 14, 2004

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

      Delaware                      01-19890                     76-0172936
  (State Or Other                  (Commission                 (IRS Employer
  Jurisdiction Of                  File Number)              Identification No.)
   Incorporation)

                 One Millenium Way
                 Branchburg, New Jersey                    08876
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code   (908) 947-1100


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Item  5.  Other  Events.

     Pursuant to the terms of LifeCell Corporation's certificate of incorporation, as of May 14, 2004, all of the outstanding shares of Series B Preferred Stock of LifeCell automatically converted into an aggregate of 1,867,569 shares of common stock of LifeCell.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LIFECELL  CORPORATION

                                       By:  /s/  Steven  Sobieski
                                            ---------------------
                                            Steven  T.  Sobieski
                                            Chief  Financial  Officer

Date: May 24, 2004


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